Scudder Cash Investment Trust

Supplement to Prospectus
Dated November 1, 1996

Until October 31, 1998, the Fund's investment adviser, Scudder, Stevens & Clark, Inc., and certain of its subsidiaries have agreed to waive all or portions of their fees payable by the Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 0.85% of average daily net assets of the Fund.

July 1, 1997